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               EXHIBIT 21 - SUBSIDIARIES OF THE COMPANY



                       BANCINSURANCE CORPORATION
               -----------------------------------------
               |                                       |
               |                                       |
               |                                       |
               |                                       |
               |                                       |
             100%                                     100%
     Ohio Indemnity Company                     BCIS Services, Inc.
     An Insurance Company

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